UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01     Regulation FD Disclosure

On July 12, 2016, Helios and Matheson Analytics Inc. (“HMNY”) issued a press release relating to the subject matter described under Item 8.01 of this Current Report. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

On July 25, 2016, HMNY received written notification that the Nasdaq Hearings Panel (the “Panel”) has granted HMNY’s request for continued listing on The Nasdaq Stock Market (“Nasdaq”), subject to certain conditions.

The Panel’s analysis and conclusion stated that HMNY has presented a plan that, if executed as presented, is reasonably likely to allow HMNY to demonstrate compliance with Nasdaq’s minimum $2.5 million stockholders’ equity requirement. HMNY’s plan to regain compliance consists of completing its pending merger with Zone Technologies, Inc. (“Zone”) and an equity financing transaction, as described in HMNY’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2016.

The Panel granted HMNY’s request for continued listing on Nasdaq subject to HMNY’s fulfillment of certain conditions, with the final condition being that HMNY shall have publicly announced and informed the Panel, on or before November 15, 2016, that it has closed the merger with Zone and the requisite financing transaction, and as a result, has stockholders’ equity above $2.5 million.

The Nasdaq Listing and Hearing Review Council (the “Listing Council”) may, on its own motion, determine to review any Panel decision within 45 calendar days after July 25, 2016. If the Listing Council determines to review the Panel’s decision, it may affirm, modify, reverse, dismiss or remand the decision to the Panel.

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release, dated July 26, 2016

Cautionary Statement on Forward-looking Information

Certain statements in this Current Report and its exhibit contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements, including statements regarding HMNY’s ability to obtain the requisite financing upon which the pending merger with Zone is conditioned, satisfy the other conditions of the Panel’s decision and regain compliance with Nasdaq’s continued listing criteria on or before November 15, 2016.

Such forward-looking statements are based on a number of assumptions, including that Nasdaq would approve any listing application that may be required in connection with the pending merger with Zone, or that no such listing application will be required, and that the Nasdaq Listing and Hearing Review Council will not exercise its authority to review and modify, reverse or remand the Panel’s decision within 45 days after July 25, 2016. Although management of HMNY believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2016

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Parthasarathy Krishnan
Parthasarathy Krishnan, Chief Executive Officer